UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 9, 2010
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STEELE RECORDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-143970	75-3232682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3081 Alhambra Drive, #208 Cameron Park, CA	95682
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 672-6225

3504 South 5175 West
Cedar City, Utah 84720
(435) 592-5553
 (Registrant’s former address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On July 9, 2010, the Company’s Board of Directors took action to replace its current certifying accountants, Seale and Beers, CPAs, with the accounting firm of Rose, Snyder & Jacobs, A Corporation of Certified Public Accountants ("RSJ"), 15821 Ventura Blvd., Suite 490, Encino, CA 91436. The engagement of RSJ was effective on July 12, 2010.

During the two fiscal years ended December 31, 2009 and 2008 and as of July 9, 2010, there were no disagreements with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, CPAs, would have caused them to make reference in connection with their report to the subject matter of the disagreement. Furthermore, Seale and Beers, CPAs has not advised the Company of any reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The report of the independent registered public accounting firm of Seale and Beers, CPAs as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the reports contained a “going concern” paragraph.

A copy of the foregoing disclosures was provided to Seale and Beers, CPAs prior to the date of the filing of this report. Attached as an exhibit is a letter from Seale and Beers, CPAs addressed to the Securities and Exchange Commission, stating that Seale and Beers agreed with the statements above. The Company is filing this letter as Exhibit 16.1.

Prior to RSJ's engagement, the Company did not consult with that firm as to the type of audit opinion that might be rendered on the Company’s financial statements nor did RSJ provide any written or oral advice relating to any accounting, auditing or financial issue relating to the Company regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 5.02  Appointment of Director; Appointment of Certain Officers

    As previously reported on Form 8-K dated June 17, 2010 (and filed with the SEC on June 21, 2010) the Company is no longer pursuing the musical recording business. Since its reorganization on June 17, 2010, the Company now operates in the natural resource sector and its business is focused on the identification, evaluation and acquisition of advanced stage mineral exploration projects, initially located in the State of Nevada.

    Reflecting the Company’s new business, on July 9, 2010 A. Scott Dockter was appointed to the Board of Directors as Chairman of Board for the Registrant. Mr. Dockter joins Peter Kristensen, Pauline Schneider and David McClelland on the Board of Directors. Mr. Dockter brings 30 years of experience in mining and excavation projects and has an intimate familiarity with all facets of moving projects from grass roots mineral exploration to production.

    On July 9, 2010 Peter Kristensen resigned as the President and CEO of the Registrant and A. Scott Dockter, a former consultant to the Registrant, was appointed as President and CEO of the Registrant.

Item 9.01  Financial Statements and Exhibits

    (d)  Exhibits

    16.1     Letter from Seale and Beers CPAs regarding change in certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 2010   STEELE RECORDING CORPORATION

By: /s/ A. Scott Dockter
A. Scott Dockter, Chief Executive Officer